Exhibit 10.1

AMENDMENT NO. 3 TO

INVESTMENT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”) to that certain Investment Agreement, dated as of May 6, 2009 and amended as of August 11, 2009 and February 11, 2010 (the “Investment Agreement”), by and among Guaranty Bancorp (the “Company”) and the investors named therein, is dated as of September 30, 2011, by and among the Company and Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Relational Investors Mid-Cap Fund I, L.P., Relational Investors Mid-Cap Fund II, L.P. and Castle Creek Capital Partners IV, L.P. (the “Investors”). Capitalized terms used but otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Investment Agreement.

WHEREAS, the Company and the Investors entered into the Investment Agreement pursuant to which they were granted registration rights pursuant to Section 10 thereof with respect to the Convertible Preferred Stock and the Conversion Securities into which the Convertible Preferred Stock could be converted; and

WHEREAS, the Company and the Investors entered into the Amended and Restated Series A Convertible Preferred Stock Transaction Agreement, dated as of August 9, 2011, pursuant to which the parties thereto agreed to make certain amendments to the Investment Agreement in connection with the accelerated mandatory conversion of the Company’s Convertible Preferred Stock.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.                                          Amendments.

(a)                                  A new definition is hereby added to Section 1 of the Investment Agreement as follows:

“‘Voting Common Stock’ has the meaning set forth in the Certificate of Designations.”

(b)                                 The definition of “Certificate of Designations” in Section 1 of the Investment Agreement is hereby amended and restated in its entirety to read as follows:

“‘Certificate of Designations’ means the Amended and Restated Certificate of Designations for the Series A Convertible Preferred Stock.”

(c)                                  The definition of “Registrable Securities” in Section 1 of the Investment Agreement is hereby amended and restated in its entirety to read as follows:

“‘Registrable Securities’ means all shares of Voting Common Stock issued or issuable with respect to the Series A Preferred Stock (as defined in the Certificate of Designations) and all shares of Voting Common Stock issued or issuable directly or indirectly with respect to the Conversion Securities by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization.  As to any securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale by the holder thereof is declared effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) they have been acquired by the Company, (iii) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, or (iv) they are able to be sold in their entirety by the Investor or transferee holding such securities pursuant to Rule 144 under the Securities Act within any single three-month period.”

Section 2.                                            Miscellaneous.

(a)                                  Each party hereto hereby acknowledges and confirms that all references in the Investment Agreement to “this Agreement” shall be deemed to include the Investment Agreement as amended by this Amendment.

(b)                                 Except as expressly provided herein, the Investment Agreement shall remain in full force and effect in accordance with the terms thereof.

(c)                                  For the convenience of the parties hereto, this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Amendment may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

(d)                                 This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Colorado, without giving effect to conflicts of law principles or other principles that would require the application of any other law.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

GUARANTY BANCORP

By:	/s/ Paul W. Taylor
Name:	Paul W. Taylor
Title:	CEO and President

PATRIOT FINANCIAL PARTNERS, L.P.

By:	/s/ W. Kirk Wycoff
Name:	W. Kirk Wycoff
Title:	Managing Partner

PATRIOT FINANCIAL PARTNERS PARALLEL, L.P.

By:	/s/ W. Kirk Wycoff
Name:	W. Kirk Wycoff
Title:	Managing Partner

CASTLE CREEK CAPITAL PARTNERS IV, L.P.

By:	/s/ William J. Ruh
Name:	William J. Ruh
Title:	Managing Principal

RELATIONAL INVESTORS MID-CAP FUND I, L.P.

By:	/s/ Henry W. Winship
Name:	Henry W. Winship
Title:	Principal and Senior Managing Director

RELATIONAL INVESTORS MID-CAP FUND II, L.P.

By:	/s/ Henry W. Winship
Name:	Henry W. Winship
Title:	Principal and Senior Managing Director